UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 17, 2004




                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)




          Delaware                1-8351               31-0791746
       (State or other    (Commission File Number)    (I.R.S. Employer
        jurisdiction of                                Identification
         incorporation)                                    Number)




          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
               (Address of principal executive offices)       (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900







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Item 5.               Other Events


                      The Registrant announced May 27, 2004, that it has completed the redemption of the Convertible Trust Preferred Securities of the Chemed Capital Trust as of May 17, 2004.






Item  7.              Financial Statements, Pro Forma Financial Information and
                        Exhibits

                      c) Exhibits
                         (99.1) Registrant's press release dated May 27, 2004.



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      CHEMED CORPORATION


Dated:   May 27, 2004           By:   /s/ Arthur V. Tucker, Jr.
        -------------                --------------------------
                                          Arthur V. Tucker, Jr.
                                          Vice President and Controller











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